                                   Exhibit A


     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


     DATED: July 12, 1999

                            /s/ Phillip Gordon
                            ------------------------------
                                Phillip Gordon

                           Attorney-in-Fact for:

                           PCMC INTERMEDIATE HOLDINGS, L.P. (1)
                           PC ADVISORY PARTNERS, L.P. (2)
                           PC ADVISORY CORP. I(3)
                           JOHN H. SCULLY (4)
                           WILLIAM E. OBERNDORF (5)
                           WILLIAM J. PATTERSON (6)

               (1) A Power of Attorney authorizing Phillip Gordon to act on behalf of PCMC Intermediate Holdings, L.P. previously has been filed with the Securities and Exchange Commission.

               (2) A Power of Attorney authorizing Phillip Gordon to act on behalf of PC Advisory Partners, L.P. previously has been filed with the Securities and Exchange Commission.

               (3) A Power of Attorney authorizing Phillip Gordon to act on behalf of PC Advisory Corp. I previously has been filed with the Securities and Exchange Commission.

               (4) A Power of Attorney authorizing Phillip Gordon to act on behalf of John H. Scully previously has been filed with the Securities and Exchange Commission.

               (5) A Power of Attorney authorizing Phillip Gordon to act on behalf of William E. Oberndorf previously has been filed with the Securities and Exchange Commission.

               (6) A Power of Attorney authorizing Phillip Gordon to act on behalf of William J. Patterson previously has been filed with the Securities and Exchange Commission.